UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12
Enact Holdings, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

The definitive additional materials filed herewith are a Notice Regarding the Availability of Proxy Materials for the Enact Holdings, Inc. Annual Meeting of Stockholders scheduled to be held on May 16, 2024.

Your **Vote** Counts!

ENACT HOLDINGS, INC.

2024 Annual Meeting
To Be Held on May 16, 2024
Vote by May 15, 2024
11:59 PM ET

ENACT HOLDINGS, INC.
8325 SIX FORKS ROAD
RALEIGH, NC 27615

V31102-P07023

You invested in ENACT HOLDINGS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 16, 2024.**

Get informed before you vote

View the Notice of 2024 Annual Report and Proxy Statement and 2023 Annual Report online OR you can receive a free paper or email copy of the proxy material(s) by requesting prior to May 2, 2024. If you would like to request a copy of the proxy material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy of the proxy materials.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 16, 2024
11:00 AM Eastern Time

The company will be hosting the meeting live via the Internet this year. To attend the meeting go to www.virtualshareholdermeeting.com/ACT2024. Have the control number that is printed above available and follow the instructions.

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the more complete proxy materials that are available to you on the Internet. Please follow the instructions on the reverse side to vote these important matters. You may view the proxy materials online at www.ProxyVote.com or easily request a paper or email copy. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 01) Dominic J. Addesso 02) Michael A. Bless 03) John D. Fisk 04) Rohit Gupta 05) Sheila Hooda 06) Thomas J. McInerney 07) Robert P. Restrepo, Jr. 08) Debra W. Still 09) Westley V. Thompson 10) Jerome T. Upton 11) Anne G. Waleski	For All
2. Advisory vote to approve executive compensation.	For
3. Ratification of the appointment of KPMG LLP as the Corporation's independent registered public accounting firm for fiscal year 2024.	For
4. Approval of an amendment to the Corporation's Certificate of Incorporation to adopt provisions limiting the liability of certain officers as permitted under Delaware Law.	For

NOTE: In their discretion, each of the proxies is authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V31103-P07023